Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Cadence Emerging Companies Fund
Supplement dated October 8, 2020 to the Prospectus, dated October 1, 2020
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Cadence Emerging Companies Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on October 8, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Cadence Capital Management LLC (“Cadence”), effective October 8, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Cadence with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on October 8, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Cadence would have received under the Former Subadvisory Agreement.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Cadence Emerging Companies Fund to AMG GW&K International Small Cap Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI World ex USA Small Cap Index.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of AMG Managers Cadence Emerging Companies Fund shall refer to AMG GW&K International Small Cap Fund. All references to Cadence shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Robert L. Fitzpatrick, Michael J. Skillman and Robert E. Ginsburg as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Reid Galas, CFA, Karl M. Kyriss, CFA and Daniel L. Miller, CFA.
The section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Investment Objective” on page 3 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
The investment objective of AMG GW&K International Small Cap Fund (the “Fund”) is to seek long-term capital appreciation.

The section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Principal Investment Strategies” beginning on page 3 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity securities issued by foreign, small market capitalization companies. The Fund invests in companies that GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), believes have the ability to grow earnings or asset value over the long term. Using its fundamental research process, GW&K seeks to identify quality companies trading at attractive prices, often under-researched or under-owned by other institutional investors, and possessing one or more of the following characteristics:

•	Stable and visible earnings or cash flow growth with a high-quality business franchise;

•	Under-appreciated growth potential trading at a discounted valuation;

•	Attractive assets with possible catalysts to unlock embedded value; or

•	Potential for rapid growth requiring a longer-term investment horizon to recognize underlying value
Until December 7, 2020, under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in “emerging companies.” The Fund defines “emerging companies” as companies the Subadviser believes: have improving fundamentals; are developing new products or technologies, entering new markets or growing market share within existing markets; and have stock that is reasonably valued by the market. In addition, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization companies. Small market capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the capitalization range of companies in the MSCI World ex USA Small Cap Index. As of August 31, 2020, the date of the latest rebalance of the MSCI World ex USA Small Cap Index, the capitalization range was $15.38 million to $9.91 billion. This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small market capitalization companies at any given time.
Additionally, under normal circumstances, the Fund invests at least 40% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a
non-U.S.
issuer. If, in the view of GW&K, market conditions are not favorable, the Fund may invest less than 40% of its net assets in investments economically tied to countries other than the U.S. The Fund considers a company to be
non-U.S.
issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Fund may invest in equity securities, including common shares, preferred shares, depositary receipts and securities convertible into common shares, preferred shares and depositary receipts, and pooled investment vehicles, including exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”).
The section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Principal Risks” on page 4 is revised to reflect that the Fund is subject to the following additional principal risks:
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Exchange-Traded Fund Risk
—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Foreign Investment Risk
—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about
non-U.S.
issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Geographic Focus Risk
—to the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Japan
. The Fund is highly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, and, therefore, is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Also with respect to the section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Principal Risks” on page 4, “Sector Risk” and “Small- and Micro-Capitalization Stock Risk” are deleted and replaced with the following:
Sector Risk
—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector may comprise a significant portion of the Fund’s portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Small-Capitalization Stock Risk
—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Also with respect to the section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Principal Risks” on page 4, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Small-Capitalization Stock Risk; Growth Stock Risk; Emerging Markets Risk; Currency Risk; Exchange-Traded Fund Risk; Geographic Focus Risk; High Portfolio Turnover Risk; Liquidity Risk; Management Risk; Political Risk; Real Estate Industry Risk; Sector Risk; and Value Stock Risk.
In the section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of October 8, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K International Small Cap Fund,” adopted its current investment strategies and began comparing its performance to the MSCI World ex USA Small Cap Index. The Fund’s performance information for periods prior to October 8, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Performance” on page 5 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/19

AMG GW&K International Small Cap Fund	1 Year	5 Years	10 Years	Since Inception 1
Class N Return Before Taxes	9.74%	10.71%	14.95%	—
Class N Return After Taxes on Distributions	9.74%	10.21%	14.69%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	5.77%	8.46%	12.67%	—
Class I Return Before Taxes	9.88%	10.90%	15.19%	—
Class Z Return Before Taxes	10.01%	—	—	8.01%
MSCI World ex USA Small Cap Index 2 (reflects no deduction for fees, expenses or taxes)	25.41%	8.17%	8.04%	6.26%
Russell Microcap ® Growth Index 2 (reflects no deduction for fees, expenses or taxes)	23.33%	4.87%	10.69%	7.49%

1	Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on May 31, 2017.
2
The MSCI World ex USA Small Cap Index replaced the Russell Microcap
®
Growth Index as the Fund’s benchmark on October 8, 2020 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Cadence Emerging Companies Fund – Portfolio Managers” on page 5 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Managers
Reid Galas, CFA
Partner and Equity Portfolio Manager of GW&K; Portfolio Manager of the Fund since October 2020.
Karl M. Kyriss, CFA
Principal, Equity Portfolio Manager and Research Analyst of GW&K; Portfolio Manager of the Fund since October 2020.
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since October 2020.

The section titled “Additional Information About the Funds – AMG Managers Cadence Emerging Companies Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to invest in a portfolio of equity securities that meet GW&K’s growth, quality and valuation criteria. GW&K’s bottom-up
process seeks to discover well-managed growing businesses that are unrecognized or undervalued by the market. The Fund focuses on quality companies at attractive prices that can grow earnings or recognize value over the long term.
When deciding which securities to buy, typically, GW&K uses its fundamental research process that evaluates:

•	Company Management

•	Visionary leadership, high-quality management

•	Committed to long-term enhancement of shareholder value

•	Growth Profile

•	Business models that deliver consistent long-term growth

•	Resilient through economic cycles

•	Building blocks of growth

•	Market Positioning

•	Leading companies in attractive and defensible niche markets

•	Financial Stability

•	Strong financial characteristics

•	Strong cash flow

•	Prudent use of debt

•	Valuation

•	Attractive relative and absolute valuation
GW&K generally seeks to buy and hold securities for the long-term, but will sell holdings that GW&K believes are no longer attractively valued, that demonstrate deterioration of business fundamentals or balance sheet strength, that are subject to other factors that may contribute to relative under performance, or that are viewed as less favorable than other investment opportunities.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Until December 7, 2020, under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in “emerging companies,” as that term is defined under “Principal Investment Strategies” in the Fund’s summary section. The Fund provided shareholders with at least 60 days’ prior written notice that this policy will be removed on December 7, 2020.
The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15 is revised to reflect that the Fund is subject to the following additional principal risks:
CURRENCY RISK
(AMG GW&K International Small Cap Fund)
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in
non-U.S.
currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or
non-U.S.
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to
non-U.S.
currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
EMERGING MARKETS RISK
(AMG GW&K International Small Cap Fund)
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
EXCHANGE-TRADED FUND RISK
(AMG GW&K International Small Cap Fund)
Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and the Fund that invests in ETFs will bear a proportionate share of such fees and expenses. As a result, an investment by the Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF’s returns may not match the returns of the underlying index.
GEOGRAPHIC FOCUS RISK
(AMG GW&K International Small Cap Fund)
To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region. This may cause the Fund’s NAV to be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Japan
. AMG GW&K International Small Cap Fund is highly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy.
FOREIGN INVESTMENT RISK
(AMG GW&K International Small Cap Fund)
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
POLITICAL RISK
(AMG GW&K International Small Cap Fund)
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
Also with respect to the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15, “Sector Risk” and “Small- and Micro-Capitalization Stock Risk” are deleted and replaced in their entirety with the following:
SECTOR RISK
(AMG GW&K International Small Cap Fund)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the industrials sector may comprise a significant portion of AMG GW&K International Small Cap Fund’s portfolio. The industrial industries may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.

SMALL-CAPITALIZATION STOCK RISK
(Both Funds)
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
Within the section titled “Additional Information About the Funds – Fund Management – AMG Managers Cadence Emerging Companies Fund AMG Managers Cadence Mid Cap Fund” beginning on page 17 is deleted and the following is added with respect to the Fund:
AMG GW&K INTERNATIONAL SMALL CAP FUND
GW&K has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on October 8, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of June 30, 2020, had assets under management of approximately $44 billion. AMG indirectly owns a majority interest in GW&K.
Reid Galas, CFA, Karl M. Kyriss, CFA and Daniel L. Miller, CFA are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund’s portfolio, and have managed the Fund since October 8, 2020. Mr. Galas joined GW&K in 2014 and is a Partner and Equity Portfolio Manager. He is a portfolio manager for GW&K’s international and global small cap strategies. Prior to joining GW&K, Mr. Galas was a portfolio manager for the Deutsche Global Growth Fund, as well as a senior analyst for the Deutsche Global Small Cap Equity Fund. Mr. Kyriss joined GW&K in 2014 and is a Principal, Equity Portfolio Manager and Research Analyst. He is a portfolio manager for GW&K’s global small cap strategy. Prior to joining GW&K, Mr. Kyriss spent six years as a research analyst at GTP LLC and Deutsche Asset Management. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K.
The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.69% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as Subadviser.
Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Cadence Emerging Companies Fund
Supplement dated October 8, 2020 to the Prospectus, dated October 1, 2020
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Cadence Emerging Companies Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of December 7, 2020, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets in “emerging companies,” as that term is defined under “Principal Investment Strategies” in the Fund’s summary section of the Prospectus, will be removed.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Cadence Mid Cap Fund
Supplement dated October 8, 2020 to the Prospectus, dated October 1, 2020
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Cadence Mid Cap Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on October 8, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund to replace Cadence Capital Management LLC (“Cadence”) and the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Reorganization”), subject in each case to the approval of shareholders of the Fund.
At the Meeting, the Board approved the appointment of GW&K as the subadviser to the Fund, effective October 8, 2020 (the “Implementation Date”), pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective for a term no longer than 150 days after the termination of the former subadvisory agreement with Cadence (the “Former Subadvisory Agreement”). The Interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and (iii) the expiration of the Interim Subadvisory Agreement’s
150-day
maximum term. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Cadence would have received under the Former Subadvisory Agreement.
At the Meeting, the Board also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) the New Subadvisory Agreement, and (iii) the submission of the Reorganization and New Subadvisory Agreement to Fund shareholders for approval. If approved by Fund shareholders, the New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to March 7, 2021, when the Interim Subadvisory Agreement will automatically terminate.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Cadence Mid Cap Fund to AMG GW&K Mid Cap Fund, and (ii) made changes to its principal investment strategies and principal risks.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of AMG Managers Cadence Mid Cap Fund shall refer to AMG GW&K Mid Cap Fund. All references to Cadence shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Robert L. Fitzpatrick, Michael J. Skillman and Robert E. Ginsburg as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA.
The section titled “Summary of the Funds – AMG Managers Cadence Mid Cap Fund – Principal Investment Strategies” beginning on page 7 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies with medium market capitalizations. The Fund primarily invests in common stock of U.S.
mid-capitalization
companies. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap

Index (between $1.8 billion and $31.7 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of companies with medium market capitalizations at any given time. The Fund may also invest in securities of companies outside of the medium-market capitalization range.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
The section titled “Summary of the Funds – AMG Managers Cadence Mid Cap Fund – Principal Risks” on page 8 is revised to remove “Real Estate Industry Risk” and “Sector Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:
Liquidity Risk
—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Small-Capitalization Stock Risk
—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Also with respect to the section titled “Summary of the Funds – AMG Managers Cadence Mid Cap Fund – Principal Risks” on page 8, the principal risks shall appear in the following order: Market Risk;
Mid-Capitalization
Stock Risk; Small-Capitalization Stock Risk; Growth Stock Risk; Value Stock Risk; Management Risk; and Liquidity Risk.
In the section titled “Summary of the Funds – AMG Managers Cadence Mid Cap Fund – Performance” beginning on page 8, the following is added after the first paragraph:
As of October 8, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Mid Cap Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to October 8, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The section titled “Summary of the Funds – AMG Managers Cadence Mid Cap Fund – Portfolio Managers” on page 9 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of the proposed reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds, or a definitive subadvisory agreement)
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since October 2020.
Jeffrey W. Thibault, CFA
Partner of GW&K; Portfolio Manager of the Fund since October 2020.

The section titled “Additional Information About the Funds – AMG Managers Cadence Mid Cap Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 13 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Subadviser utilizes fundamental research and
bottom-up
stock selection to seek to identify medium market capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
The Subadviser seeks to focus on quality medium market capitalization companies with sound management and long-term sustainable growth regardless of style. In selecting companies for the Fund, the Subadviser looks for firms with the following key attributes:

•	Experienced, tenured, high quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.
Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies with medium market capitalizations. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15 is revised to remove “Real Estate Industry Risk” and “Sector Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:
LIQUIDITY RISK
(Both Funds)
Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at favorable times or prices or may have to sell them at a loss. For example, investments in
non-U.S.
investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as arising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.

SMALL-CAPITALIZATION STOCK RISK
(Both Funds)
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
Within the section titled “Additional Information About the Funds – Fund Management – AMG Managers Cadence Emerging Companies Fund AMG Managers Cadence Mid Cap Fund” beginning on page 17 is deleted and the following is added with respect to the Fund:
AMG GW&K MID CAP FUND
GW&K has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on October 8, 2020 and will remain in effect for a term no longer than 150 days. The Board of Trustees has approved the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Reorganization”), the longer-term appointment of GW&K as subadviser to the Fund pursuant to a new subadvisory agreement (the “New Subadvisory Agreement”), and the submission of the Reorganization and the New Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of the New Subadvisory Agreement, and (ii) the expiration of the interim Subadvisory Agreement’s
150-day
maximum term. If approved by Fund shareholders, the New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to March 7, 2021, when the Interim Subadvisory Agreement will automatically terminate.
GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of June 30, 2020, had assets under management of approximately $44 billion. AMG indirectly owns a majority interest in GW&K.
Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund’s portfolio, and have managed the Fund since October 8, 2020. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Thibault has been a Partner since September 2011 and was previously a Vice President for more than five years and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004.
The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.45% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as Subadviser.
Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Cadence Emerging Companies Fund
AMG Managers Cadence Mid Cap Fund
Supplement dated October 8, 2020 to the Statement of Additional Information, dated October 1, 2020
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Cadence Emerging Companies Fund (the “Emerging Companies Fund”) and AMG Managers Cadence Mid Cap Fund (the “Mid Cap Fund” and together with the Emerging Companies Fund, each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds III (the “Trust”), contained in the Funds’ Statement of Additional Information (the “SAI”), dated as noted above.
AMG Managers Cadence Emerging Companies Fund
At a meeting held on October 8, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Emerging Companies Fund on an interim basis to replace Cadence Capital Management LLC (“Cadence”), effective October 8, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Emerging Companies Fund Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Cadence with respect to the Emerging Companies Fund (the “Emerging Companies Fund Former Subadvisory Agreement”), which occurred on October 8, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Emerging Companies Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Emerging Companies Fund, a new subadvisory agreement between AMGF and GW&K (the “Emerging Companies Fund New Subadvisory Agreement”), and the submission of the Emerging Companies Fund New Subadvisory Agreement to Emerging Companies Fund shareholders for approval. The rate of compensation to be received by GW&K under the Emerging Companies Fund Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Cadence would have received under the Emerging Companies Fund Former Subadvisory Agreement.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Emerging Companies Fund (i) changed its name from AMG Managers Cadence Emerging Companies Fund to AMG GW&K International Small Cap Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI World ex USA Small Cap Index.
AMG Managers Cadence Mid Cap Fund
At the Meeting, the Board approved the appointment of GW&K as the subadviser to the Mid Cap Fund to replace Cadence and the reorganization of the Mid Cap Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Reorganization”), subject in each case to the approval of shareholders of the Mid Cap Fund.
At the Meeting, the Board approved the appointment of GW&K as the subadviser to the Mid Cap Fund, effective as of the Implementation Date, pursuant to an interim subadvisory agreement between AMGF and GW&K (the “Mid Cap Fund Interim Subadvisory Agreement”), to be effective for a term no longer than 150 days after the termination of the former subadvisory agreement with Cadence (the “Mid Cap Fund Former Subadvisory Agreement”). The Mid Cap Fund Interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of a new subadvisory agreement between AMGF and GW&K (the “Mid Cap Fund New Subadvisory Agreement”), and (iii) the expiration of the Mid Cap Fund Interim Subadvisory Agreement’s
150-day
maximum term. The rate of compensation to be received by GW&K under the Mid Cap Fund Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Cadence would have received under the Mid Cap Fund Former Subadvisory Agreement.

At the Meeting, the Board also approved (i) the longer-term appointment of GW&K as the subadviser to the Mid Cap Fund, (ii) the Mid Cap Fund New Subadvisory Agreement, and (iii) the submission of the Reorganization and Mid Cap Fund New Subadvisory Agreement to Mid Cap Fund shareholders for approval. If approved by Mid Cap Fund shareholders, the Mid Cap Fund New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to March 7, 2021, when the Mid Cap Fund Interim Subadvisory Agreement will automatically terminate.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Mid Cap Fund (i) changed its name from AMG Managers Cadence Mid Cap Fund to AMG GW&K Mid Cap Fund, and (ii) made changes to its principal investment strategies and principal risks.
In addition, effective as of the Implementation Date, the SAI is amended as follows:
All references to the name of AMG Managers Cadence Emerging Companies Fund shall refer to AMG GW&K International Small Cap Fund and the name of AMG Managers Cadence Mid Cap Fund shall refer to AMG GW&K Mid Cap Fund. All references to Cadence shall be deleted and all references to the subadviser to the Funds shall refer to GW&K. All references to Robert L. Fitzpatrick, Michael J. Skillman and Robert E. Ginsburg as portfolio managers of the Funds shall be deleted. All references to the portfolio managers of the Emerging Companies Fund shall refer to Reid Galas, CFA, Karl M. Kyriss, CFA and Daniel L. Miller, CFA. All references to the portfolio managers of the Mid Cap Fund shall refer to Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA.
In the section titled “Investment Policies – Investment Techniques and Associated Risks – (2) Commercial Paper” on page 3, the second paragraph is deleted in its entirety.
In the section titled “Investment Policies – Investment Techniques and Associated Risks – (3) Equity Securities” beginning on page 3, the subsection titled “Depositary Receipts” is deleted and replaced in its entirety with the following:
Depositary Receipts
.
Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement.
Non-Voting
Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or
non-U.S.
markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.
Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.
The section titled “Investment Policies – Investment Techniques and Associated Risks – (4) Foreign Currency Considerations” beginning on page 4 is deleted in its entirety.
The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law.
Derivative Instruments
The following describes certain derivative instruments and products in which the Funds may invest and risks associated therewith.
A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.
Futures Contracts and Options on Futures Contracts
.
To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and
non-U.S.)
equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.
The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2).
A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills;
90-day
commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.
A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant. This amount may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.
Limitations on Use of Futures and Options on Futures
.
A Fund may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter
(“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.
When purchasing a futures contract, a Fund may segregate or earmark (and mark-to-market
on a daily basis) assets determined to be liquid by a Fund’s Subadviser, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund may segregate or earmark (and mark-to-market
on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, a Fund may segregate or earmark (and mark-to-market
on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund may segregate or earmark (and mark-to-market
on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.
Risks Associated with Futures and Options on Futures
.
There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.
Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom a Fund has an open position in a futures contract or related option.
Forward Currency Contracts
.
A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.
A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging
purposes.
Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.
Options
.
A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
A Fund may purchase call options for any purpose. For example, a Fund may purchase a call option as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.
A Fund may purchase put options for any purpose. For example, a Fund may purchase a put option as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.
A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.
Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.
The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options
.
Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations. Additional risks of OTC options are discussed below (“Risks Related to OTC Options”).
Options on Indices
.
To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices
.
The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.
Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.
If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money,
the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
Risks Related to OTC Options
.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.
A Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Foreign Currency Options
.
A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.
The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.
Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon
.
Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business
hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if a Fund had not used such instruments.
Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements
.
To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices, specific securities and currency exchange rates.
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.
Swap agreements include
two-party
contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. A Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.
Because swaps are
two-party
contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. However, when a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market
value of the instrument. Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in various global jurisdictions (see “Risk of Government Regulation of Derivatives” below).
Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Further risks related to cleared derivatives transactions are discussed in “Additional Risk Factors in Cleared Derivatives Transactions” below.
Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.
A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Synthetic Derivative Securities.
Synthetic derivative securities are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust.
Participatory Notes and
Non-Standard
Warrants.
From time to time, a Fund, may use
non-standard
warrants, including participatory notes
(“P-Notes”),
to gain exposure to issuers in certain countries.
P-Notes
are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with
non-U.S.-based
brokerage firms buy securities listed on certain foreign exchanges and then issue
P-Notes
which are designed to replicate the performance of certain issuers and markets. The performance results of
P-Notes
will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a
P-Note
that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a
P-Note
typically does not receive voting or other rights as it would if it directly owned the underlying security, and
P-Notes
present similar risks to investing directly in the underlying security. Additionally,
P-Notes
entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the
P-Note
may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while
P-Notes
may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a
P-Note
will be willing to repurchase such instrument when a Fund wishes to sell it.
Risks of Government Regulation of Derivatives.
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. New rules under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Funds. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counter party risk.
Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Funds are already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2021. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
In addition, in November 2019, the SEC issued a release
re-proposing
a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.
Additional Risk Factors in Cleared Derivatives Transactions.
Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way
indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
Segregated Accounts or Cover
.
A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.
Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Emerging Market Securities
Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.
Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging
market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.
The first and second paragraphs of the section titled “Management of the Funds – Management and Subadvisory Agreements” on page 36 are deleted and replaced in their entirety with the following:
The Investment Manager serves as investment manager to the Funds under the Management Agreement dated April 1, 1999. The Management Agreement permits the Investment Manager to engage, from time to time, one or more subadvisers to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into interim Subadvisory Agreements with the Subadviser (each, “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).
The Management Agreement provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.
With respect to AMG GW&K International Small Cap Fund, the Subadvisory Agreement, dated as of October 8, 2020, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to the

Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “International Small Cap Fund New Subadvisory Agreement”), and the submission of the International Small Cap Fund New Subadvisory Agreement to the International Small Cap Fund’s shareholders for approval.
With respect to AMG GW&K Mid Cap Fund, the Subadvisory Agreement, dated as of October 8, 2020, will remain in effect for a term no longer than 150 days. The Board of Trustees has approved the reorganization of the Fund with and into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Reorganization”), the longer-term appointment of GW&K as subadviser to the Fund pursuant to a new subadvisory agreement (the “Mid Cap Fund New Subadvisory Agreement”), and the submission of the Reorganization and the Mid Cap Fund New Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement will automatically terminate upon the earliest to occur of (i) the closing date of the Reorganization, (ii) shareholder approval and implementation of the Mid Cap Fund New Subadvisory Agreement, and (ii) the expiration of the interim Subadvisory Agreement’s
150-day
maximum term. If approved by Fund shareholders, the Mid Cap Fund New Subadvisory Agreement would only go into effect in the event the Reorganization is not consummated prior to March 7, 2021, when the interim Subadvisory Agreement will automatically terminate.
The Management Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and by the Investment Manager on 60 days’ written notice to the Trust. The Subadvisory Agreements may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.
The section titled “Management of the Funds – Portfolio Managers of the Funds” beginning on page 40 is deleted and replaced with the following:
Portfolio Managers of the Funds
Unless otherwise indicated, all information below is as of June 30, 2020.
AMG GW&K INTERNATIONAL SMALL CAP FUND AND AMG GW&K MID CAP FUND
GW&K Investment Management, LLC (“GW&K”)
GW&K has served as Subadviser to each Fund since October 8, 2020. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon on October 1, 2008. As of June 30, 2020, GW&K’s assets under management were approximately $44 billion.
Reid Galas, CFA, Karl M. Kyriss, CFA and Daniel L. Miller, CFA are the portfolio managers jointly and primarily responsible for the day-to-day
management of AMG GW&K International Small Cap Fund’s portfolio. Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day
management of AMG GW&K Mid Cap Fund’s portfolio.
Other Accounts Managed by the Portfolio Managers

Portfolio Manager : Reid Galas, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	4	$386	None	$0
Other Accounts	2	1	None	$0

Portfolio Manager : Karl M. Kyriss, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	4	$386	None	$0
Other Accounts	2	1	None	$0

Portfolio Manager : Daniel L. Miller, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$669	None	$0
Other Pooled Investment Vehicles	7	$1,292	None	$0
Other Accounts	4,833	$4,135	1	$103

Portfolio Manager : Jeffrey W. Thibault, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$342	None	$0
Other Pooled Investment Vehicles	2	$843	None	$0
Other Accounts	2,538	$2,304	1	$103
Potential Material Conflicts of Interest
GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.
Portfolio Manager Compensation
Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns)

•	Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary
The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.
Portfolio Managers’ Ownership of Fund Shares
AMG GW&K International Small Cap Fund
Mr. Galas: None
Mr. Kyriss: None
Mr. Miller: None
AMG GW&K Mid Cap Fund
Mr. Miller: None
Mr. Thibault: None
Appendix A is deleted in its entirety and replaced with the following.
APPENDIX A
GW&K INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
December 2019
INTRODUCTION
As a
SEC-registered
investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.
I.
Proxy Guidelines and Proxy Voting Agent
GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;

2)	Process and vote proxies in connection with securities held by GW&K’s clients;

3)	Maintain appropriate records of proxy statements, research, and recommendations;

4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)	Complete other proxy related administrative functions.
II.
Responsibility and Oversight
GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.
III.
Conflicts of Interest
In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.
Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations
In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV.
Disclosure
Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:
Proxy Policy Administrator
GW&K Investment Management
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116
V.
Recordkeeping
GW&K will maintain the following records in accordance with regulatory requirements:

1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2)	Proxy statements, research, recommendations, and records of each vote;

3)	Client written requests for proxy voting information and applicable responses by GW&K.
VI.
Oversight and Documentation
Proxy Committee
GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.
GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE